SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PHOTRONICS, INC.

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PHOTRONICS NAME ADDRESS HERE Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held virtually on April 8, 2026 at 8:30 a.m. Eastern Time This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement is available at web.viewproxy.com/plab/2026 If you want to receive a paper or email copy of this document, you must request one by following the instructions on the reverse side of this Notice on or before April 1, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. You must use the 11-digit Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. CONTROL NUMBER SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Shareholders of Photronics, Inc .: The 2026 Annual Meeting of Shareholders of Photronics, Inc., will be held virtually on April 8, 2026 at 8:30 a.m. Eastern Time. As a Registered Holder, you may attend and vote your shares at the virtual Annual Meeting by registering at web.viewproxy.com/plab/2026 and using the Control Number above. Your registration must be received by 11:59 p.m. Eastern Time on April 7, 2026. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled "General Information" The Board recommends a vote FOR all the nominees listed in Proposal 1, and FOR Proposals 2 and 3. 1. To elect eight members of the Board of Directors; 01. Michelle Almeida 02. David A. Garcia 03. Dr. Frank Lee 04. Adam Lewis 05. Daniel Liao 06. Constantine S. Macricostas 07. George C. Macricostas 08. Mitchell G. Tyson 2. To ratify the selection of Deloitte Touche LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2026. 3. To approve, by non-binding advisory vote, the compensation of our named executive officers. NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Internet Go to web.viewproxy.com/plab/2026 Have the 11-digit Control Number available when you access the website and follow the instructions. Telephone Call 1-877-777-2857 Toll Free E-Mail By e-mail at: reguests@viewproxv.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. CONTROL NUMBER OTING METHODS Via Internet prior to the Annual Meeting: Go to www.FCRvote.com/PLAB Have your 11-digit Control Number available and follow the prompts. Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to www.FCRvote.com/PLAB Have your 11-digit Control Number available and follow the prompts. Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Call 1-866-402-3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.